LEASE




                                 BY AND BETWEEN




                          AETNA LIFE INSURANCE COMPANY

                                  ("Landlord")


                                       AND


                            PLC MEDICAL SYSTEMS, INC.

                                   ("Tenant")


             For Premises at 10 Forge Park, Franklin, Massachusetts








                               LEASE SUMMARY SHEET


1.        LANDLORD:  Aetna Life Insurance Company

2.        LANDLORD'S ADDRESS:  (c/o Landlord's Managing Agent):

                   National Development of New England
                   199 Wells Avenue
                   Newton Centre, MA  02159
                   Attention:  Donald B. Morrisey

3.        TENANT:  PLC Medical Systems, Inc.

4.        TENANT'S ADDRESS:  113 Cedar Street, Milford, Massachusetts  01757

5.        PREMISES:  10 Forge Park, Franklin, MA

6.        TERM OF LEASE:  Five (5) Years

                   OPTION TO RENEW:  Two (3) Year Periods

7.        RENT:  MINIMUM (BASE) MONTHLY RENT:
                          Initial Lease Term:  See Section 1.4
                          Option Period:  See Section 1.6
                   ADDITIONAL RENT:  See Section 10.1

8.        SECURITY DEPOSIT:  $ 49,400.00








                                TABLE OF CONTENTS


      1       TERMS..........................................................1
              1.1      Premises..............................................1
              1.2      Agreed Areas..........................................1
              1.3      Lease Term............................................1
              1.4      Rent..................................................2
              1.5      Notices and Payments Addresses........................2
              1.6      Options To Extend.....................................2
              1.7      Market Rent...........................................3

      2       COMMENCEMENT AND EXPIRATION DATES..............................4
              2.1      Lease Term............................................4
              2.2      Lease Commencement Date...............................4
              2.3      Delivery of Possession................................4
              2.4      Tenant's Access to Premises
                       Prior to Lease Commencement Date......................4
      3       PAYMENT OF RENT................................................4

      4       LANDLORD'S WORK; CONSTRUCTION COSTS CAP; MOVING
              ALLOWANCE......................................................5
              4.1      Landlord's Work; Construction Costs Cap...............5
              4.2      Moving Allowance......................................6

      5       SECURITY DEPOSIT...............................................6

      6       USES...........................................................7
              6.1      Permitted Uses........................................7
              6.2      Hazardous Materials...................................8

      7       LATE CHARGES..................................................10

      8       REPAIRS AND MAINTENANCE.......................................11
              8.1      Landlord's Obligations...............................11
              8.2      Tenant's Obligations.................................11

      9       UTILITIES AND SERVICES........................................12
              9.1      Utility Bills........................................12
              9.2      Disclaimer...........................................12
              9.3      Heat Producing Equipment.............................12

     10       ADJUSTMENTS...................................................13
              10.1     Definition...........................................13





               10.2     Monthly Payments....................................15
               10.3     Further Adjustment..................................16

     11       PERSONAL PROPERTY TAXES.......................................16

     12       LIABILITY INSURANCE...........................................16

     13       FIRE INSURANCE - FIXTURES AND EQUIPMENT.......................17

     14       DESTRUCTION AND DAMAGE........................................18
              14.1     Casualty Damage - Insured............................18
              14.2     Release..............................................19
              14.3     Rent Abatement.......................................19
              14.4     Delay................................................19
              14.5     Uninsured Damage.....................................19
              14.6     Repair Obligation....................................19
              14.7     End of Term..........................................20
              14.8     Waiver...............................................20

     15       ALTERATIONS AND ADDITIONS:  REMOVAL OF FIXTURES...............20

     16       ACCEPTANCE OF PREMISES........................................21

     17       INTENTIONALLY OMITTED.........................................21

     18       ACCESS........................................................21

     19       WAIVER OF SUBROGATION.........................................21

     20       INDEMNIFICATION...............................................22

     21       ASSIGNMENT AND SUBLETTING.....................................22
              21.1     Landlord's Consent...................................22
              21.2     Criteria.............................................22
              21.3     Approved Subleases and Assignments...................23

     22       ADVERTISING...................................................24

     23       LIENS.........................................................24

     24       DEFAULT.......................................................24
              24.1     Tenant's Consent.....................................24
              24.2     Remedies.............................................26

     25       SUBORDINATION.................................................28







     26       SURRENDER OF POSSESSION.......................................28

     27       NON-WAIVER....................................................29

     28       HOLDOVER......................................................29

     29       CONDEMNATION..................................................29
              29.1     Substantial Taking...................................29
              29.2     Partial Taking.......................................29
              29.3     Awards and Damages...................................29

     30       NOTICES.......................................................30

     31       MORTGAGEE PROTECTION..........................................30

     32       COSTS AND ATTORNEYS' FEES.....................................30

     33       BROKERS.......................................................30

     34       LANDLORD'S LIABILITY..........................................31

     35       ESTOPPEL CERTIFICATES.........................................31

     36       FINANCIAL STATEMENTS..........................................31

     37       TRANSFER OF LANDLORD'S INTEREST...............................31

     38       RIGHT TO PERFORM..............................................32

     39       INTENTIONALLY OMITTED.........................................32

     40       SALES AND AUCTIONS............................................32

     41       NO ACCESS TO ROOF.............................................32

     42       SECURITY......................................................33

     43       AUTHORITY OF TENANT...........................................33

     44       NO ACCORD OR SATISFACTION.....................................33

     45       MODIFICATIONS FOR LENDER......................................33

     46       PARKING.......................................................33







     47       EXTERIOR SIGNS................................................34

     48       FORGE PARK COVENANTS AND RESTRICTIONS; RULES AND
              REGULATIONS...................................................34

     49       GENERAL PROVISIONS............................................34
              49.1     Acceptance...........................................34
              49.2     Joint Obligation.....................................34
              49.3     Marginal Headings, Etc...............................35
              49.4     Choice of Law........................................35
              49.5     Successors and Assigns...............................35
              49.6     Recordation..........................................35
              49.7     Quiet Possession.....................................35
              49.8     Inability to Perform.................................35
              49.9     Partial Invalidity...................................35
              49.10    Cumulative Remedies..................................35
              49.11    Entire Agreement.....................................35
              49.12    Exhibits.............................................35

     50       TENANT'S RIGHT OF SECOND OFFER TO LEASE ADDITIONAL
              SPACE IN THE BUILDING.........................................36







                                LIST OF EXHIBITS


         EXHIBIT A - The Premises

         EXHIBIT B - The Lot

         EXHIBIT C - Forge Park Covenants and Restrictions

         EXHIBIT D - List of Tenant's Hazardous Materials







                                      LEASE


         THIS LEASE, made as of this __________ day of June, 1996, by and between AETNA LIFE INSURANCE COMPANY, a Connecticut corporation ("LANDLORD"), having an address at 242 Trumbull Street, Hartford, Connecticut 06156, and PLC MEDICAL SYSTEMS, INC., a Massachusetts corporation ("Tenant"), having its principal place of business at 113 Cedar Street, Milford, MA 01757.


                                   WITNESSETH:

         That Landlord, for and in consideration of the rents and all other charges and payments hereinafter reserved and payable by Tenant, and of the covenants, agreements, terms, provisions and conditions to be kept and performed hereunder by Tenant, does hereby demise and lease to Tenant, and Tenant does hereby hire and take from Landlord, the premises described below ("Premises"), subject to all matters affecting record title to the Building and Lot and to all matters hereinafter set forth and upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated.

        1.        TERMS.   Landlord  and Tenant agree  to the  following, unless
otherwise specifically modified by provisions of this Lease:

                  1.1 Premises. The Premises (hereinafter the "Premises") demised by this Lease are that portion of the building ("Building") located at 10 Forge Parkway, Franklin, Massachusetts, comprising in the aggregate approximately 37,050 square feet of rentable space, more particularly shown on Exhibit A hereto, together with the non-exclusive right to use in common with other tenants (i) Tenant's Percentage Share of the parking spaces provided for the Building located on the lot described on Exhibit B hereto (the "lot" or "Lot") and (ii) other common areas in the Building and upon the Lot for purposes of gaining access to the Premises. No easement for light or air is incorporated in the Premises.

                  1.2 Agreed Areas. Total rentable area of the Building: 98,673 square feet; Area of Premises: Approximately 37,050 rentable square feet; and Tenant's Percentage Share: 37.55%

                  1.3 Lease Term. Five (5) Years, commencing on September 1, 1996 ("the Lease Commencement Date") (the "Initial Lease Term"); provided that if Landlord shall be unable to deliver possession of the Premises to Tenant on July 1, 1996, the Lease Commencement Date shall be delayed for each day after July 1, 1996 that Landlord shall have been unable to deliver possession of the Premises to Tenant except that, notwithstanding such delay in the Lease






         Commencement Date, the Initial Lease Term shall nevertheless end on August 31, 2001.

                  1.4 Rent. The basic rent ("Rent") for the Premises for the Initial Lease Term shall be $296,400 per annum.

                  Option Periods: See Section 1.6

         In addition to the Rent, Tenant shall pay the Additional Rent described in Section 10 and the personal property taxes described in Section 11, all of which shall be deemed rent due under this Lease.

                  1.5   Notices and Payments Addresses:

                  If to Landlord:  Aetna Life Insurance Company
                                    c/o (Landlord's Managing Agent):
                                        National Development Asset Management of
                                        New England Limited Partnership
                                        2300 Washington Avenue
                                        Newton, MA
                                        Attention:  Donald B. Morrisey

                  If to Tenant:     (Prior to Lease Commencement Date)
                                        PLC Medical Systems, Inc.
                                        113 Cedar Street
                                        Milford, MA 01757
                                        Attention:  William Franks

                                        (On and after Lease Commencement Date)
                                        PLC Medical Systems, Inc.
                                        At the Premises
                                        Attention:  William Franks


                  1.6 Option To Extend. Tenant shall have two (2) consecutive separate options to extend the Lease Term for an additional three (3) year period (i.e., for a total, if both such options are exercised as provided herein, of six successive years beyond the Initial Lease Term) beyond the then Lease Term (each three year period being referred to herein as an "Option Period"), provided (i) Tenant shall give notice to Landlord of its exercise of such option not less than seven (7) months prior to the expiration of the Initial Lease Term or the first Option Period, as the case may be, (ii) no default beyond any applicable grace period in the obligations of Tenant under this Lease shall exist at the time each such notice is


                                       2




         given, and (iii) at the time each such option is exercised the original Tenant hereunder shall be in occupancy of the entire Premises then demised hereunder. All of the terms and provisions of this Lease shall be applicable during each Option Period except that (a) Tenant shall have no option to extend the Lease Term beyond the second Option Period, (b) the per annum Rent under Section 1.4 for the first Option Period shall be ninety-five percent (95%) of the Market Rent, as defined in Section 1.7 of this Lease, as of the first day of the first Option Period but in no event shall the per annum Rent for the first Option Period be less than $6.25 per square foot of the Premises per annum, and (c) the per annum Rent under Section 1.4 for the second Option Period shall be ninety-five percent (95%) of the Market Rent, as defined in Section 1.7 of this Lease, as of the first day of the second Option Period but in no event shall the per annum Rent for the second Option Period be less than $6.85 per square foot of the Premises per annum.

                 1.7 Market Rent. "Market Rent" shall be computed as of the applicable date at the then current rentals being charged to new tenants for comparable space located in the Building and comparable buildings in the general vicinity of Franklin, Massachusetts, taking into account and giving effect to, in determining comparability, without limitation, such considerations as size, location of premises and lease term.

                 Landlord shall initially designate the Market Rent prior to the applicable Option Period and shall furnish data in support of such designation. If Tenant disagrees with Landlord's designation of the Market Rent, then Tenant shall have the right, by written notice given within twenty-one (21) days after Tenant has been notified of Landlord's designation, to submit such Market Rent to arbitration as follows. Market Rent shall be determined by arbitrators, one to be chosen by Tenant, one to be chosen by Landlord and a third to be selected, if necessary, as below provided. All arbitrators selected under this paragraph shall be experienced real estate appraisers with substantial experience with properties in the general vicinity of Franklin, Massachusetts. If within twenty-one (21) days after Tenant's notice, the parties agree upon a single arbitrator or if one party fails to select an arbitrator, the arbitrator selected by the other shall be the sole arbitrator, and Market Rent shall be determined by such arbitrator. The unanimous written decision of the two first chosen (or the decision of the first, if a second arbitrator is not chosen) without selection and participation of a third arbitrator, or otherwise the written decision of a majority of the three arbitrators chosen and selected as provided herein, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen arbitrator within twenty-one (21) days following the call for arbitration and, unless such two arbitrators shall have reached a unanimous decision within thirty (30) days after their designation, then they shall so notify the then


                                       3




         President of the Greater Boston Real Estate Board and request him or her to select an impartial third arbitrator to act hereunder. Such third arbitrator and the first two chosen shall hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. Landlord and Tenant shall bear the expense of the third arbitrator (if any) equally. If the dispute between the parties as to Market Rent has not been resolved before the commencement of Tenant's obligation to pay rent based upon such Market Rent, then Tenant shall pay rent under the Lease in respect of the Premises based upon the per annum Rent in effect for the then prior year until either the agreement of the parties as to the Market Rent or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of rent to Landlord, or Landlord shall refund any overpayment of rent to Tenant.

        2.        COMMENCEMENT AND EXPIRATION DATES.

                  2.1 Lease Term. The term of this Lease shall be as set forth in Section 1.3.

                  2.2 Lease Commencement Date. The Lease Commencement Date shall be September 1, 1996.

                  2.3 Delivery of Possession. If Landlord is unable to deliver possession of the Premises to Tenant on July 1, 1996, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but the Lease Commencement Date shall be adjusted as provided in Section 1.3.

                  2.4 Tenant's Access To Premises Prior To Lease Commencement Date. Subject to the following provisions of this Section 2.4, Tenant shall be entitled to access the Premises, upon presentation by Tenant to Landlord of the certificates of liability insurance required under
         Section 12, for the purpose of constructing the "Tenant Initial Improvements" (as such term is defined herein) and installing Tenant's equipment and furniture. Such early access by Tenant shall be subject to all terms and provisions of this Lease (except for the payment of Rent and the payments under Section 10), including, without limitation, Sections 9.1, 12, 15, and 20.

        3. PAYMENT OF RENT. Tenant shall pay Landlord the Rent and Additional Rent (as defined in Section 10) and any other payments due under this Lease without prior notice, deduction or offset, in lawful money of the United Sates in advance on or before the first day of each month, except that the first month's Rent shall be paid upon the execution hereof, at the address noted in
Section 1.5, or to such other party or at



                                       4




such other place as Landlord may hereafter from time to time designate in writing. Rent and other amounts due under this Lease for any partial month at the beginning or end of the Lease term shall be prorated.

        4.        LANDLORD'S WORK; CONSTRUCTION COSTS CAP; MOVING
                  ALLOWANCE:

                  4.1 The Premises are leased to Tenant "as is", without any obligation on the part of Landlord to perform any construction therein or to prepare the same for Tenant's occupancy or otherwise.

                  Tenant shall prepare, at Tenant's sole cost and expense, detailed architectural and engineering plans (the "Tenant Improvement Plans") for Tenant's construction of the leasehold improvements in the Premises initially required by Tenant (the "Tenant Initial Improvements"). Tenant and Tenant's architect shall diligently cooperate with Landlord in connection with the preparation of the Tenant Improvement Plans. Tenant shall initially present the Tenant Improvement Plans to Landlord for Landlord's approval on or before June 14, 1996.

                  The Tenant  Improvement Plans and all changes thereto shall be subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed so long as any of the improvements described in the Tenant Improvement Plans will not adversely affect the structure of the Building or any mechanical systems of the Building. Construction documents shall be made available by Tenant to Landlord on or before July 1, 1996.

                  Landlord,   acting  through  its  managing   agent,   National
         Development Asset Management of New England Limited Partnership ("Landlord's Managing Agent"), shall solicit a minimum of two construction bids for the Tenant Initial Improvements from licensed contractors. Tenant agrees that Landlord shall have the right to request and receive a construction bid from Cranshaw Construction of New England Limited Partnership. All bids shall be due on June 21, 1996. All bids received by Landlord's Managing Agent shall be submitted to both Landlord and Tenant. The construction contract for the Tenant Initial Improvements shall be awarded to the party mutually agreed upon by and between Landlord and Tenant. The party so awarded the construction contract shall enter into a construction contract with Tenant and shall be considered Tenant's contractor.

                  Landlord shall reimburse Tenant, within twenty (20) days of receiving appropriate invoices from Tenant, for Tenant's costs of constructing the Tenant Initial Improvements (including any improvements to the Premises required by



                                       5



         the Americans With Disabilities Act); provided, however, that Landlord's obligation to reimburse Tenant for such costs shall in no event exceed $316,400 in the aggregate (the "Construction Costs Cap"). If the aggregate cost of constructing the Tenant Initial Improvements (the "Aggregate Construction Cost") exceeds the Construction Costs Cap, Tenant shall pay the excess of the Aggregate Construction Cost over the Construction Costs Cap, it being understood and agreed that Landlord shall have no obligation to Tenant or any other party for the payment of such excess.

                  The Tenant Initial Improvements shall be part of the Building and shall not be removed, except that Tenant shall remove such portions thereof as Landlord shall specify prior to the expiration of the Lease.

                  Tenant agrees to use reasonable efforts to substantially complete the Tenant Initial Improvements on or before the Lease Commencement Date; provided that Tenant's failure to substantially complete the Tenant Initial Improvements (or Tenant's failure to obtain the certificate of occupancy referred to in the next sentence) on or before the Lease Commencement Date shall not prevent the commencement of the Initial Lease Term from occurring on the Lease Commencement Date set forth in Section 1.3 nor shall such failure by Tenant prevent the obligations of Tenant (including its obligation to pay Rent and Additional Rent) from commencing under this Lease as of the Lease Commencement Date set forth in Section 1.3. Upon Tenant's completion of the Tenant Initial Improvements Tenant shall be responsible for obtaining a certificate of occupancy for the Premises.

                  4.2 Landlord shall provide Tenant with a moving allowance up to the aggregate amount of $27,787.50 (the "Moving Allowance"). The Moving Allowance shall be paid to Tenant to reimburse Tenant for Tenant's costs of initially moving to the Premises, within thirty (30) days of Tenant's presentation of appropriate invoices supporting such costs.

        5. SECURITY DEPOSIT. As security for its full and faithful performance of this Lease, simultaneously with the execution of this Lease, Tenant shall pay Landlord a security deposit in cash in the amount of $49,400.00 (the "Security Deposit"). Subject to the provisions of this Section 5, the Security Deposit shall be held in a separate, interest-bearing account.

         Landlord shall hold the Security Deposit (and any interest earned thereon) as security for the performance by Tenant of all obligations on the part of Tenant to be kept and performed. Landlord shall have the right, from time to time without prejudice to any other remedy Landlord may have on account thereof, to draw upon the Security Deposit (and any interest earned thereon) and apply such funds to Landlord's damages



                                       6





arising from any default (which continues beyond the expiration of any applicable cure period hereunder) on the part of Tenant, in which event Tenant shall restore the balance of the Security Deposit to the original amount required hereunder within ten (10) days of Landlord's written demand therefor.
Landlord shall notify Tenant of any such application of the Security Deposit within a reasonable time after any such application. Tenant shall not have the right to call upon Landlord to apply all or any part of the Security Deposit to cure any default or fulfill any obligation of Tenant, but such use shall be solely in the discretion of Landlord. Landlord, however, shall not apply all or any part of the Security Deposit to cure any default or fulfill any obligation of Landlord.

         Within thirty (30) days following the expiration or earlier termination of the Lease Term, provided that there is not then a breach of any undertaking hereunder by Tenant, Landlord shall return the Security Deposit (and any interest earned thereon), or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section or drawn upon by Landlord and applied by Landlord to cure any default of Tenant existing at the expiration or earlier termination of this Lease.

          If Landlord conveys Landlord's interest under this Lease, the Security Deposit (and any interest earned thereon) shall be delivered by Landlord to Landlord's grantee, and if so delivered Tenant agrees to look solely to such grantee for proper application of the Security Deposit (and such interest) in accordance with the terms of this Section and the return thereof in accordance herewith. Upon any such delivery, provided that Landlord gives notice and written evidence of such delivery to Tenant, Tenant hereby releases Landlord herein named of any and all liability with respect to the Security Deposit (and such interest), its application and return, and Tenant agrees to look solely to such grantee or transferee. This provision shall also apply to subsequent grantees and transferees. Neither the holder of a mortgage nor the lessor in a ground lease of property which includes the Premises shall ever be responsible to Tenant for the return or application of any such Security Deposit (or such interest), whether or not it succeeds to the position of Landlord hereunder, unless such Security Deposit (and such interest) shall have been received in hand by such holder or ground lessor.

        6.        USES.

                  6.1 Permitted Uses. The Premises are to be used only for light manufacturing, research and development, office, and ancillary storage uses (the "Permitted Uses") and for no other business or purpose without the prior written consent of Landlord. No act shall be done in or about the Premises that is unlawful or that will increase the existing rate of insurance on the Building. In the event of a breach of this covenant, Tenant shall pay to Landlord any and all increases in insurance premiums resulting from such breach. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or



                                       7



         private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. If any of Tenant's machines or equipment disturb any other tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be reasonably necessary to eliminate the noise or disturbance. Tenant, at its expense, shall comply with all laws relating to its use or occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building and for the preservation of good order therein. Subject to interruptions due to emergencies and to events beyond Landlord's control, Tenant shall have the right to access the Premises on a 24 hour per day, 7 day a week basis.

                  6.2      Hazardous Materials.

                           6.2.1 As used herein,  the term "Hazardous  Material"
                  shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the Massachusetts Department of Environmental Protection, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the Food and Drug Administration, and any federal agencies that have overlapping jurisdiction with such state agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment.

                           6.2.2 Tenant  agrees not to introduce  any  Hazardous
                  Material in, on or adjacent to the Premises, the Building or the Lot without first obtaining Landlord's prior consent and without complying with all applicable federal, state and local laws, rules, regulations, policies and authorities relating to the storage, use or disposal, and clean-up of Hazardous Materials, including, but not limited to, the obtaining of proper permits; provided, however, that in the event that Landlord fails to notify Tenant within thirty (30) days of receipt of Tenant's written request for such consent as to whether or not Landlord will grant such consent, Landlord shall be deemed to have granted its consent to Tenant's request. Provided that Tenant complies with all applicable federal, state, and local rules and regulations, policies and authorities relating to the storage, use, disposal and clean-up of the same, Landlord hereby consents to Tenant's use and storage on the Premises of the Hazardous Materials listed on Exhibit D hereto.



                                       8



                           6.2.3 Tenant shall  promptly  notify  Landlord of any
                  inquiry, test, investigation, or enforcement proceeding by or against Landlord or Tenant or the Premises, the Building or the Lot concerning a Hazardous Material. Tenant acknowledges that Landlord, as the owner of the Premises, the Building and the Lot, shall have the right, at its election, in its own name or as Landlord's agent, to negotiate, defend, approve, and appeal, any action taken or order issued with regard to a Hazardous Material by an applicable governmental authority, and to the extent such presence or release of a Hazardous Material was caused by Tenant or Tenant's employees, contractors or agents, such negotiations, defense, approval and/or appeal shall be at Tenant's expense.

                           6.2.4 If  Tenant's  storage,  use or  disposal of any
                  Hazardous Material in, on or adjacent to the Premises, the Building or the Lot results in any contamination of the Premises, the Building or the Lot, the soil or surface or groundwater (i) requiring remediation under federal, state or local statutes, ordinances, regulations or policies, or (ii) at levels which are unacceptable to Landlord, in Landlord's reasonable judgment, Tenant agrees to clean-up the contamination. Tenant further agrees to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs, fees, including attorneys' fees and costs, arising out of or in connection with any clean-up work, inquiry or enforcement proceeding in connection therewith, and any Hazardous Materials currently or hereafter used, stored or disposed of by Tenant or its agents, employees, contractors or invitees on or about the Premises, the Building or the Lot.

                           6.2.5 Notwithstanding any other right of entry granted to Landlord under this Lease, Landlord shall have the right, upon reasonable prior notice to Tenant (except in the case of emergency, in which event no such notice shall be required), to reasonably enter the Premises, the Building or the Lot or to have consultants reasonably enter the Premises, the Building and the Lot throughout the term of this Lease for the purpose of determining: (1) whether the Premises, the Building and the Lot are in conformity with federal, state and local statutes, regulations, ordinances, and policies including those pertaining to the environmental condition of the Premises, (2) whether Tenant has complied with this
                  Section 6, and (3) the corrective measures, if any, required of Tenant to ensure the safe use, storage and disposal of Hazardous Materials, or to remove Hazardous Materials. Tenant agrees to provide reasonable access and reasonable assistance for such inspections. Such inspections may include, but are not limited to, entering the Premises, the Building or the Lot or adjacent property with drill rigs or other machinery for the purpose



                                       9



                  of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the term of this Lease. Tenant shall be obligated to reimburse Landlord (within ten days of receipt of a written statement therefor) for any such inspection performed by Landlord (i) if Landlord performed such inspection based upon a reasonable belief that the Premises, the Building or the Lot may have been contaminated  by  Hazardous  Materials  due to the  actions or
                  omissions   of  Tenant  or   Tenant's   agents,   contractors,
                  employees, or invitees or (ii) any such inspection reveals that the Premises, the Building or the Lot have been contaminated by Hazardous Materials due to the actions or omissions of Tenant or Tenant's agents, contractors, employees or invitees. If such consultants determine that the Premises, the Building or the Lot are contaminated with Hazardous Materials, Tenant shall, provided that such Hazardous Materials were released by Tenant or Tenant's agents, contractors, employees or invitees, (i) remove in a timely manner at Tenant's expense such Hazardous Materials, so long as such Hazardous Materials either (a) require remediation under federal, state or local statutes, ordinances, regulations or policies, or (b) are at levels which are unacceptable to Landlord, in Landlord's reasonable judgment, or (ii) otherwise comply with the recommendations of such consultants to the reasonable satisfaction of Landlord and any applicable governmental agencies. The right granted to Landlord herein to inspect the Premises, the Building or the Lot shall not create a duty on Landlord's part to inspect the Premises, the Building or the Lot, or liability of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

                           6.2.6 Tenant shall surrender the Premises to Landlord
                  upon the expiration or earlier termination of this Lease free of Hazardous Materials and in a condition which complies with all governmental statutes, ordinances, regulations and policies, reasonable recommendations of consultants hired by Landlord, and such other reasonable requirements as may be imposed by Landlord.

                           6.2.7 Tenant's obligations under this Section 6 shall
                  survive termination of this Lease.

        7. LATE CHARGES. Tenant hereby acknowledges that late payment to Landlord of Rent, Additional Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent, Additional Rent or other sum due from Tenant is not received by Landlord or Landlord's designated agent within five (5) business days of when due, then Tenant shall pay to Landlord a late charge equal to ten percent (10%)



                                       10





of such overdue amount, plus any reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent, Additional Rent and other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted hereunder.

        8.        REPAIRS AND MAINTENANCE.

                  8.1 Landlord's Obligation. Subject to Article 14 and to Tenant's reimbursement obligation to Landlord under Section 10.1, Landlord shall maintain, or cause to be maintained, any common areas of the Building and the Lot in reasonably good order and condition except for damage occasioned by any act or omission of Tenant or Tenant's employees, guests, agents, customers, independent contractors, or invitees, the repair of which damage shall be paid for by Tenant within twenty (20) days of Landlord's written demand. Subject to Section 8.2,
         Article 14 and to Tenant's  reimbursement  obligation to Landlord under
         Section 10.1, Landlord agrees to keep in good repair the roof (including the structural portions thereof), the Building foundation, and exterior walls (exclusive of all glass and exterior doors), the heating, ventilating and air conditioning, plumbing and electrical systems serving the Premises, and the underground utility and sewer pipes outside the exterior walls of the Building, if any, except repairs rendered necessary by the negligence of Tenant, or Tenant's employees, guests, agents, customers, independent contractors or invitees, the repair of which shall be paid for by Tenant within twenty
         (20) days of Landlord's written demand. Subject to Landlord's right of access pursuant to Article 18, Tenant shall be exclusively responsible for the Premises, and Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord caused by Tenant's failure to promptly report such conditions.

                  8.2 Premises Delivered As Is; Tenant's Obligations. Tenant accepts the Premises in their present condition "as is" and as suited for the uses intended by Tenant. Tenant shall, throughout the Initial Lease Term and any extensions thereof, at its expense, maintain in good order and repair the Premises, including all glass and doors, Tenant's equipment now or hereafter on the Premises and other improvements located thereon and any supplementary air conditioning or electrical systems installed pursuant to Section 9.3. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease in as good condition and repair as when first received, normal wear


                                       11




         and tear, damage by storm, fire, lightning, earthquake or other casualty excepted. Tenant hereby waives any law regarding Tenant's right to make repairs and to deduct the expenses of such repairs from the Rent due under the Lease.

                  Tenant shall be responsible, at Tenant's sole cost and expense, for all cleaning, including window washing of the interior and exterior windows, of the Premises. Tenant shall contract, at Tenant's sole cost and expense, with a reputable company and shall otherwise be responsible for the removal of any and all rubbish from the Premises.

        9.        UTILITIES AND SERVICES.

                  9.1 Utility Bills. Tenant shall promptly pay all water, sewer, gas, electricity, fuel, phone, light, heat, cleaning, rubbish removal, electric power and other utility bills for the Premises. If Tenant does not pay these bills, Landlord, at Landlord's option, may pay them and such payment shall be added to the Rent. If any of such utilities are not separately metered to the Premises, Landlord will bill Tenant for Tenant's proportionate share based on Tenant's Percentage Share or on such other equitable basis as reasonably determined by Landlord. Landlord shall submit estimated bills to Tenant for such non-separately metered utilities monthly and Tenant shall pay these estimated bills as "Additional Rent" (as defined in Section 10.2) on a monthly basis concurrently with the payment of Rent, and such payments shall be treated as if the same were "Adjustments" under Section 10.2 hereof.

                  9.2 Disclaimer. Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of such services due to any cause beyond Landlord's reasonable control. No temporary interruption or failure of such services incident to the making of repairs, alterations, or improvements, or due to accident, strike, or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder. In no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam, and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause in, above, upon or about the Premises or the Building, except to the extent caused by Landlord's negligence or willful misconduct and then only to the extent not covered by Tenant's personal property insurance.



                                       12




                  9.3 Heat Producing Equipment. Before installing any equipment or lights which generate an undue amount of heat in the Premises or using any high-power usage equipment in the Premises, Tenant shall obtain the written permission of Landlord, which permission shall not be unreasonably withheld or delayed. Landlord may refuse to grant such permission unless Tenant agrees to pay the costs to Landlord for installation of supplementary air conditioning capacity or electrical systems reasonably necessitated by such equipment. In addition, Tenant shall, in advance, on the first day of each month during the Lease term, pay Landlord the reasonable amount estimated by Landlord as the cost of furnishing electricity for the operation of such high-power usage equipment and the cost of operation and maintenance of supplementary air conditioning units necessitated by Tenant's use of any equipment which generates an undue amount of heat. Such advance payment shall be adjusted for any overpayment by Tenant for the previous month's advance payment. Landlord shall be entitled to install and operate at Tenant's cost, a monitoring/metering system in the Premises to measure the added demands on electricity, heating, ventilation, and air conditioning systems resulting from Tenant's heat generating or high-power equipment usage, and after-hours service requirements. At Landlord's option, Landlord may require Tenant to remove, at Tenant's expense, any such electrical systems or supplementary air conditioning system which were not included in Tenant's Initial Improvements upon termination of the Lease, and Tenant shall repair any damage to the Premises or the Building caused by such removal.

       10.        ADJUSTMENTS.

                  10.1 Definition. In addition to the rent, and as additional rent ("Additional Rent"), Tenant shall pay to Landlord Tenant's Percentage Share (as such term is defined in Section 1.2) of the Building and Lot's total cost of the following items:

                           10.1.1 All Property Taxes.  "Property Taxes" shall be
                  defined to include any form of assessment, license, fee, rent, tax, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by an authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is: (i) determined by the area of the Building or the parcel upon which it is constructed or any part thereof or the Rent and other sums payable hereunder by Tenant, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the



                                       13




                  Building, the parcel upon which it is constructed or the Premises or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Building or the parcel upon which it is constructed; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Building or the parcel upon which it is constructed whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area. Tenant shall also pay to Landlord Tenant's Percentage Share (as such term is defined in Section 1.2) of the reasonable fees and costs charged to Landlord by Landlord's tax consultant for tax advisory services. If any tenant(s) in the Building pays its share of real estate taxes as defined herein directly to any taxing authority, as may be provided in their leases, the square footage of their leased premises shall not be included as part of the floor area of the Building for purposes of calculating Tenant's share of such amount;

                           10.1.2 All insurance premiums. Such insurance premiums shall include all insurance premiums for fire and hazard insurance ("All-Risk"), extended coverage, public liability, and other insurance which Landlord reasonably deems necessary;

                           10.1.3  All  costs  to  maintain,   repair,  replace,
                  supervise, insure (including provision of public liability insurance) and administer the Premises and all portions thereof that Landlord is responsible for under Section 8.1 and all common areas of the Building and Lot such as parking areas, landscaping, sidewalks and Building common areas, if any, Building and Premises equipment and operating systems and other capital improvements to the Building and Premises, parking lots, landscaping, sprinkler and alarm systems, sidewalk, driveways, and the roof and structure of the
                  Building, including snow removal charges and the costs of maintenance contracts; provided, however, that to the extent that any of such costs to so repair or replace such items shall be capital expenditures, only the annual amortization (i.e., over the useful life of such repair or replacement determined in accordance with generally accepted accounting principles ("GAAP") or, in the absence of a controlling GAAP principle, over a useful life reasonably determined by Landlord) of the costs of such capital expenditures, with interest at the prime rate (as published in The Wall Street Journal), shall be included in the costs described in this Subparagraph 10.1.3 for each particular year;

                           10.1.4 Any  parking  charges or other  costs  levied,
                  assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority or



                                       14




                  insurer in connection with the use or occupancy of the Premises or the common areas of the Building;

                           10.1.5 Any reasonable  property  management  fees and
                  administrative costs, including, but not limited to, the cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the management, operation, maintenance and repair of the Building, the Lot, and/or the Premises, their equipment, parking facilities and the common areas;

                           10.1.6 Costs of any energy management system but only
                  if Landlord reasonably determines that the annual cost savings resulting from such energy management system shall exceed the annual amortization thereof, and if Landlord makes such reasonable determination, then the annual amortization (i.e., over its useful life determined in accordance with generally accepted accounting principles, or in the absence of a controlling GAAP principle, over a useful life reasonably determined by Landlord) of the cost of such system, with interest at the prime rate (as published in The Wall Street Journal), shall be included in the costs described in this Subparagraph 10.1.6 for each particular year;

                           10.1.7 Any  capital  expenditure  made by Landlord in
                  compliance with the requirements of any federal, state, or local law or governmental regulation enacted or promulgated after the date of this Lease; provided, however, that only the annual amortization (i.e., over its useful life determined in accordance with generally accepted accounting principles, or in the absence of a controlling GAAP principle, over a useful life reasonably determined by Landlord) of the cost of such expenditure, with interest at the prime rate (as published in The Wall Street Journal), shall be included in the costs described in this Subparagraph 10.1.7 for each particular year;

                           10.1.8 The costs  allocated  to the  Building and Lot
                  pursuant to the "Forge Park Covenants and Restrictions" attached hereto as Exhibit C for insurance, road, sidewalk and landscape maintenance for the development known as Forge Park, including, without limitation, snowplowing and landscaping, roadway, utility, lighting and drainage maintenance and operational costs, any costs incurred to supplement the Town of Franklin's maintenance of public roadways located within Forge Park, and reasonable management fees associated with the foregoing.


                                       15





                  10.2 Monthly Payments. Upon the commencement of this Lease, Landlord shall submit to Tenant an estimate of monthly Adjustments for the period between the Lease Commencement Date and the following January 1, and Tenant shall pay these estimated Adjustments as additional rent ("Additional Rent") on a monthly basis concurrently with the payment of the Rent. Tenant shall continue to make such monthly payments for every month of the term until notified by Landlord of any change therein. By March 1 of each year, Landlord shall provide to Tenant a statement showing the total Adjustments for the prior calendar year and Tenant's allocable share thereof, prorated from the Lease Commencement Date of this Lease during the first year. If the total monthly payments which Tenant has made for the prior calendar year (or portion thereof during which this Lease was in effect) is less than the Tenant's actual share of such Adjustments, then Tenant shall pay the difference in a lump sum within twenty (20) days after receipt of such statement from Landlord. Any overpayment by Tenant shall be credited towards the Adjustments next due. The actual Adjustments for the prior year shall be used for purposes of calculating the estimated monthly Adjustments for the current year with actual determination of such Adjustments occurring after the end of each calendar year, except that in any year in which resurfacing of the common parking area or major roof repairs are planned, Landlord may include the estimated cost of such work in the estimated monthly Adjustments. Even though the term of this Lease has expired and Tenant has vacated the Premises, when the final determination is made of Adjustments for the year in which this Lease terminates, Tenant shall promptly pay any increase over the estimated Adjustments previously paid and, conversely, any overpayment shall be promptly returned by Landlord to Tenant. Failure of Landlord to submit statements as called for herein shall not be deemed a waiver of Tenant's obligation to pay Adjustments as herein provided.

                  10.3 Further Adjustment. In the event that the average occupancy level of the Building for any year is not ninety percent
         (90%) or more of full occupancy, then the actual cost for the Adjustment Items for such year shall be apportioned among the tenants of the Building by Landlord to reflect those costs which would have occurred had the Building been ninety percent (90%) occupied during such year, provided that only those components (e.g., water expenses) of the Adjustment Items that vary with changes in the occupancy level of the Building shall be affected by this Section 10.3.

       11. PERSONAL PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency any and all taxes levied or assessed and which become payable during the term of this Lease upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other trade fixtures and personal property located on the Premises. In the event any or all of Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property and trade fixtures shall be assessed


                                       16





and taxed with Property Taxes, Tenant shall pay to Landlord its share of such taxes within twenty (20) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

       12. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of commercial general liability insurance including personal injury liability, contractual liability, products and completed operations liability, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises. Such insurance shall be in the amount of not less than Five Million and no/100ths Dollars ($5,000,000.00) for bodily injury and property damage for any one accident or occurrence; provided that the products liability component thereof shall be in an amount of not less than $2,000,000. Fire legal liability insurance in an amount of not less than Fifty Thousand and no/100ths Dollars ($50,000.00) shall also be obtained and kept in force during the term of this Lease at Tenant's expense. The limit of any of such insurance shall not limit the liability of Tenant hereunder. Tenant may provide this insurance under a blanket policy, provided that such insurance shall have a landlord's protective liability endorsement specifically describing the Premises. If Tenant fails to procure and maintain such insurance, Landlord may, but shall not be required to, procure and maintain the same, at Tenant's expense to be reimbursed by Tenant within twenty (20) days of written demand. All insurance required to be obtained by Tenant hereunder shall be issued by companies reasonably acceptable to Landlord. Prior to the Lease Commencement Date, Tenant shall deliver to Landlord certified copies of policies or, at Landlord's discretion, certificates of liability insurance required herein with loss payable clauses satisfactory to Landlord. Any deductible under such insurance policy in excess of Two Thousand Five Hundred and no/100ths Dollars ($2,500.00) must be approved by Landlord in writing prior to issuance of such policy. No policy shall be cancelable or subject to reduction of coverage except upon thirty (30) days' prior written notice to Landlord. All such policies shall name Landlord and its agents as named insureds, shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry, and shall be written with an insurance carrier reasonably satisfactory to Landlord. From time to time, as Landlord deems necessary, the insurance coverage and limits of such coverage required hereunder will be reviewed by Landlord, and Tenant will be notified of any revisions or increases thereto reasonably required by Landlord. Tenant shall obtain any revised or increased coverage required by Landlord within thirty (30) days of any such notification from Landlord.

       13. FIRE INSURANCE - FIXTURES AND EQUIPMENT. Tenant shall maintain in full force and effect on all trade fixtures and equipment and other personal property on the Premises, a policy of all risk property insurance covering the full replacement value of such property. During the term of this Lease, the proceeds from any such policy of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord shall have no interest in the insurance upon


                                       17




Tenant's equipment and fixtures and will sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with certificate of insurance evidencing that the requirements set forth herein are in full force and effect. Any deductible in excess of Two Thousand Five Hundred and no/100ths Dollars ($2,500.00) under such insurance must be approved in writing by Landlord prior to issuance of such policy. Within twenty (20) days of Landlord's demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or Landlord's lender may reasonably require to afford Landlord and Landlord's lender adequate protection. Tenant shall promptly provide Landlord with notice of loss or damage to property after such loss or damage occurs. Tenant shall provide and keep in force with companies reasonably satisfactory to Landlord, business interruption and/or loss of rental insurance in an amount equivalent to twelve (12) months Rent and Additional Rent which shall not contain a deductible greater than One Thousand and no/100ths Dollars ($1,000.00). Tenant shall furnish Landlord with certificate of such insurance naming Landlord as an additional insured. No policy shall be cancelable or subject to reduction of coverage except upon thirty (30) days' prior written notice to Landlord.

       14.        DESTRUCTION AND DAMAGE.

                  14.1 Casualty Damage - Insured. If the Building is damaged by fire or other perils covered by extended coverage insurance the following provisions shall apply:

                           14.1.1 Total Destruction. In the event of total destruction of the Building or the Premises, Landlord shall elect either to promptly commence repair and restoration of the destroyed area and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect, or not to repair or restore the destroyed area, in which event this Lease shall terminate. In either case, Landlord shall give Tenant written notice of its intention within sixty (60) days after the occurrence of such destruction. If Landlord elects not to restore the destroyed area under this Section 14.1.1, this Lease shall be deemed to have terminated as of the date of such total destruction.

                           14.1.2 Partial Destruction. In the event of a partial destruction of the Building to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof and if the damage thereto is such that the Building may be repaired or restored within ninety (90) days from the date of such destruction and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall use reasonable efforts to promptly commence and proceed diligently with the work of repair and restoration, in which event the


                                       18




         Lease shall continue in full force and effect; or if such repair and restoration requires longer than ninety (90) days or the cost thereof exceeds twenty-five percent (25%) of the full insurable value thereof or if the insurance proceeds payable to Landlord will not be sufficient to cover such cost, Landlord may elect either to so repair and restore, in which event the Lease shall continue in full force and effect, or not to repair, reconstruct or restore, in which event the Lease shall terminate. In either case, Landlord shall give written notice to Tenant of its intention within sixty (60) days after the destruction occurs. If Landlord elects not to restore the Building, this Lease shall be deemed to have terminated as of the date of such partial destruction.

                  14.2 Release. Upon any termination of this Lease under any of the provisions of this article, the parties shall be released thereby without further obligation to the other from the date of the damage or destruction, except for items which have theretofore accrued and are then unpaid.

                  14.3 Rent Abatement. In the event of repair and restoration as herein provided, the monthly installments of Rent and Additional Rent shall be abated proportionately in the ratio which the Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration; provided, however, if the damage is due, directly or indirectly, to the fault or neglect of Tenant, or its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors, there shall be no abatement of Rent, except to the extent Landlord receives proceeds from any applicable insurance policy of Tenant to compensate Landlord for loss of Rent. Except to the extent of the rent abatement referred to above in this Section 14.3, Tenant shall not be entitled to any compensation or damages for loss of use of the whole or any part of said Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

                  14.4 Delay. Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this article. Notwithstanding anything to the contrary contained in this article, if Landlord has elected to repair and restore the Premises and is thereafter delayed or prevented from repairing or restoring the Premises within nine (9) months after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord, at Landlord's option, shall be relieved of its obligation to make such repairs or restoration and, if Landlord exercises such option, Tenant shall be released from its obligations under this Lease that first arise or accrue after the end of such nine (9) month period.



                                       19




                  14.5 Uninsured Damage. If damage to the Building or the Premises is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

                  14.6 Repair Obligation. If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall repair or restore only those portions of the Building and Premises which were originally provided at Landlord's expense; and the repair and restoration of areas or items not provided at Landlord's expense shall be the obligation of Tenant.

                  14.7 End of Term. Notwithstanding anything to the contrary contained in this article, Landlord may elect to terminate this Lease in the event of damage to the Building or the Premises occurring during the last (12) months of the Lease or any extension thereof; and Landlord shall not have any obligation to repair or restore the Premises or the Building during the last twelve (12) months of this Lease or any extension thereof. Upon such termination Tenant shall be released of its obligations under this Lease that first arise or accrue after the date of such termination.

       15. ALTERATIONS AND ADDITIONS: REMOVAL OF FIXTURES. Tenant shall not make or allow to be made any alterations, additions or improvements to or on the Premises without first obtaining the written consent of Landlord; provided, however, that, subject to Landlord's receipt and approval of final plans and specifications therefor, Landlord shall not unreasonably withhold or delay its consent to any items of the Tenant Initial Improvements or other alterations, additions or improvements that will not adversely affect the Building structure or any Building systems. Any such alterations, additions or improvements made, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall be made at Tenant's sole expense, according to plans and specifications approved in writing by Landlord (which approval shall be subject to the prior sentence), in compliance with all applicable laws, by a licensed contractor, and in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Lease Commencement Date and the Forge Park Covenants and Restrictions set forth in Exhibit C, shall not diminish the value of the Building or the Premises and shall at once become a part of the realty and shall be surrendered with the Premises. Without limiting the generality of the immediately prior sentence, in making the Tenant Initial Improvements and any subsequent alterations or additions to the Premises, Tenant shall be solely responsible to make, at Tenant's sole cost and expense, all alterations, improvements and/or additions to the Premises required by the Americans With Disabilities Act and all regulations promulgated thereunder (collectively, the "ADA"); it being understood, however, that Tenant may use a portion of the Construction Costs Cap described in Section 4.1 for the alterations, etc. required under the ADA in connection with the Tenant Initial Improvements and/or Tenant's initial




                                       20




operations at the Premises. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, at Tenant's sole expense, with due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and repair any damage to the Premises caused by such removal. Tenant shall remove all of its movable property and trade fixtures which can be removed without damage to the Premises at the termination of this Lease, either by expiration of the term or other cause, and shall pay Landlord any damages for injury to the Premises or Building resulting from such removal. If Tenant shall fail to remove any of its property of any nature whatsoever from the Premises or the Building at the termination of th is Lease or when Landlord has the right of reentry, Landlord may, in accordance with the provisions of applicable statutes governing commercial landlord and tenant matters, remove and store such property without liability for loss thereof or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant shall not pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may, at its option, sell, or permit to be sold, any or all such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to Tenant, unless notice is required under applicable statutes, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

       16. ACCEPTANCE OF PREMISES. Tenant shall be deemed to have accepted the Premises on the date that Landlord permits Tenant to access the Premises under
Section 2.4 in their "as is" condition, without any obligation by Landlord to construct any improvements or alterations or perform any work therein.

       17.  INTENTIONALLY OMITTED

       18. ACCESS. Tenant shall permit Landlord and its agents to enter the Premises at all reasonable times and upon reasonable notice (except in the case of emergency, when no notice shall be required) to inspect the same; to show the Premises to prospective tenants, or interested parties such as prospective lenders and purchasers; to clean, repair, alter or improve the Premises or the Building; to discharge Tenant's obligations when Tenant has failed to do so within a reasonable time after written notice from Landlord; to post notices of nonresponsibility and similar notices and "For Sale" signs; and to place "For Lease" signs upon or adjacent to the Building or the Premises (which signage does not interfere with Tenant's signage or operations at the Premises) at any time within seven (7) months of the expiration of the term of this Lease. Tenant shall permit Landlord and its agents to enter the Premises at any time in the event of an emergency. When reasonably necessary, Landlord may temporarily



                                       21




close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or a release of Tenant from the duty of observing and performing any of the provisions of this Lease; provided that Landlord shall use reasonable efforts to minimize the period of such closure.

       19. WAIVER OF SUBROGATION. Whether the loss or damage is due to the negligence of Tenant or Tenant's agents or employees, or any other cause, Tenant hereby releases Landlord and Landlord's agents and employees from responsibility for and waives its entire claim of recovery for (i) any loss or damage to the real or personal property of Tenant located in the Building, including the Building itself, arising out of any of the perils which are covered by Tenant's property insurance policy, with extended coverage endorsements, or (ii) loss resulting from business interruption or loss of rental income, at the Premises, arising out of any of the perils which may be covered by the business interruption or by the loss of rental income insurance policy held by Tenant. Tenant shall cause its insurance carrier(s) to consent to such waiver of all rights of subrogation against Landlord. Upon Landlord's request Tenant shall provide Landlord a copy of any such insurance policies evidencing Tenant's waiver of subrogation rights against Landlord.

       20. INDEMNIFICATION. Tenant shall indemnify and hold harmless Landlord, its agents, employees, officers, directors, partners and shareholders from and against any and all liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the use, occupancy, conduct, operation, or management of the Premises by, or the willful misconduct or negligence of, Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or arising from any breach or default under this Lease by Tenant, or arising from any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Building or Premises. This indemnification shall survive termination of this Lease. This provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties to the extent caused by the negligence of Landlord, or its officers, contractors, licensees, agents, employees, or invitees.

       21.  ASSIGNMENT AND SUBLETTING.

                  21.1 Landlord's Consent. Tenant shall not assign this Lease, or sublease all or any part of the Premises, or permit the use of the Premises by any party other than Tenant, without the prior written consent of Landlord, subject to the last two sentences of Section 21.2. When Tenant requests Landlord's consent to such assignment or sublease, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the



                                       22





         nature and character of the business of the proposed assignee or subtenant and shall provide financial information including financial statements of the proposed assignee or subtenant. Tenant shall also provide Landlord with a copy of the proposed sublet or assignment agreement. Landlord shall have the option (to be exercised within thirty (30) days from the submission of Tenant's request) to cancel this Lease as of the commencement date stated in the proposed sublease or assignment.

                  21.2 Criteria. In determining whether or not to grant its consent to a proposed sublet or assignment, Landlord shall be entitled to consider all reasonable criteria including, but not limited to, the following: (i) whether or not the proposed subtenant or assignee is engaged in a business which, and the use of the Premises will be in a manner which, is in keeping with the then character and nature of all other tenancies in the Building, (ii) the use to be made of the Premises by the proposed subtenant or assignee does not conflict with any so-called "exclusive" use then in favor of any other tenant of the Building, and that such use would not be prohibited by any other portion of this Lease, including, but not limited to, any rules and regulations then in effect, or under applicable law, (iii) that the proposed subtenant or assignee is a reputable party of reasonable financial worth and stability in light of the responsibilities involved and does not impose a greater load upon the Premises and the Building services (such as elevator, janitorial and security services), then imposed by Tenant, (iv) that the sublease or assignment agreement requires payment of the rent and other amounts as required of Tenant hereunder with respect to the space being subleased or assigned which are in no event less than that being offered by Landlord for similar space in the Building under leases then being negotiated, and (v) that Tenant shall provide Landlord with reasonable proof of (i), (ii),
         (iii), and (iv), and (vi) Tenant is not in default hereunder at the time it makes its request for such consent or at the time the assignment or sublet is to take effect. Subject to the other provisions of this Article 21, including, without limitation, Landlord's cancellation rights in Section 21.1 and Landlord's consideration of the above criteria, Landlord shall not unreasonably withhold or delay its consent to a request by Tenant to sublet the Premises. Notwithstanding the foregoing, Landlord's consent shall not be required for a subletting of the Premises to an entity that controls, is controlled by, or is under common control with, Tenant (an "Affiliate Sublease"). Subject to the provisions of Section 21.3 below, Landlord shall not unreasonably withhold or delay its consent to a request by Tenant to assign this Lease to an entity (the "Assignee Entity") which results from a merger or consolidation with Tenant or which purchases all of Tenant's assets, provided that such Assignee Entity has a net worth immediately after such merger, consolidation or acquisition that is at least equal to or greater than the greater of (a) the net worth of Tenant as of the date hereof or (b) the net worth of Tenant immediately prior to the assignment of this Lease to the Assignee Entity.



                                       23




                  21.3 Approved Subleases and Assignments. If Landlord approves an assignment or sublease as herein provided, Tenant shall pay to Landlord, as additional rent due under this Lease, fifty percent (50%) of the excess, if any, of the rent and any additional rent payable by the assignee or subtenant to Tenant over the Rent plus Additional Rent allocable to that part of the Premises affected by such assignment of sublease pursuant to the provisions of this Lease. No Affiliate Sublease and no consent to any assignment or sublease shall constitute a consent to a further subletting or assignment nor a further waiver of the provisions of this section, and all subsequent assignments or subleases shall be subject to the provisions of this Section 21. An assignee of Tenant, at the option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder. Except for an Affiliate Sublease, any assignment or sublease without Landlord's consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. In the event that Landlord shall consent to a sublease or assignment hereunder, Tenant shall pay Landlord's reasonable legal fees, not to exceed Five Hundred and no/100ths Dollars ($500.00) per transaction, incurred in connection with the processing of documents necessary to the giving of such consent.

       22. ADVERTISING. Tenant shall not display any sign, graphics, notice, picture, or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the Building at places visible from anywhere outside the Building or at the entrance to the Premises without first obtaining Landlord's written consent hereto, such consent to be at Landlord's sole discretion. Any such consent by Landlord shall be upon the understanding and condition that Tenant will maintain the sign in good condition and remove the same at Tenant's expense upon the expiration or sooner termination of this Lease. Tenant shall repair any damage to the Premises or the Building caused by such removal.

       23. LIENS. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant, and Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, independent contractors, officers, directors, partners, and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released or record by payment or posting of the proper bond acceptable to Landlord within twenty (20) days after the earlier of imposition of the lien or written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien, at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or other notice deemed proper before commencement of any such work. If Tenant fails to remove any lien



                                       24




within the prescribed twenty (20) day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount shall be deemed Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord, including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the maximum rate of interest permitted by law.

       24.        DEFAULT.

                  24.1 Tenant's Default. A default under this Lease by Tenant shall exist if any of the following occurs:

                           24.1.1 If Tenant fails to pay Rent,  Additional  Rent
                  or any other sum required to be paid hereunder within five (5) business days of when due; or

                           24.1.2 If Tenant fails to perform any term,  covenant
                  or condition of this Lease except those requiring the payment of money, and Tenant fails to cure such breach within thirty
                  (30) days after written notice from Landlord where such breach could reasonably be cured within such thirty (30) day period; provided, however, that where such failure could not reasonably be cured within the thirty (30) day period, that Tenant shall not be in default if it commences such performance within the thirty (30) day period and diligently thereafter prosecutes the same to completion; or

                           24.1.3 If Tenant  makes a general  assignment  of its
                  assets for the benefit of its creditors; or

                           24.1.4 If the sequestration or attachment of or execution on any material part of Tenant's personal property essential to the conduct of Tenant's business occurs, and Tenant fails to obtain a return or release of such personal property within sixty (60) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

                           24.1.5 If Tenant fails to continuously or uninterruptedly conduct its business in the Premises for longer than thirty (30) consecutive business days through Tenant's own fault, or Tenant shall have abandoned or vacated the Premises (provided that such abandonment or vacation of the Premises shall not be a default under this Lease so long as Tenant is in compliance with all of the other terms and provisions of this Lease); or

                           24.1.6 If a court makes or enters any decree or order
                  other than under the bankruptcy laws of the United States adjudging Tenant to be


                                       25




                  insolvent, or approving as properly filed a petition seeking reorganization of Tenant, or directing the winding up or liquidation of Tenant, and such decree or order shall have continued for a period of sixty (60) days.

                           24.1.7 The chronic delinquency by Tenant in the payment of monthly Rent, or any other periodic payments required to be paid by Tenant under this Lease, shall constitute a default. "Chronic delinquency" shall mean failure by Tenant to pay Rent, or any other periodic payments required to be paid by Tenant under this Lease within five (5) business days after written notice thereof for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a chronic delinquency, at Landlord's option, Landlord shall have the additional right to thereafter require that two months of Rent be paid by Tenant, in advance.

                  24.2 Remedies. Upon a default which continues beyond the expiration of any applicable cure periods, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                           24.2.1 Landlord may continue this Lease in full force
                  and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent, Additional Rent and other charges when due.

                           24.2.2 Landlord may terminate this Lease at any time by either (i) giving written notice to that effect, or (ii) by entering, without demand or notice, into and upon the Premises (or any part thereof in the name of the whole), forcibly if necessary, with the express purpose of repossessing the same as of its former estate. On the giving of the notice or upon such entry (and without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due hereunder or preceding breach of covenant and without prejudice to Tenant's liability for damages as hereinafter stated), this Lease and all of Tenant's rights in the Premises shall terminate. Upon such termination, Tenant shall surrender and vacate the Premises in the condition required by Section 26, and Landlord may re-enter and take possession of the Premises and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this section shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or Rent, Additional Rent or other sum



                                       26





                  previously accrued or then accruing against Tenant. Upon such termination Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning and constructing leasehold improvements in the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's personal property and store same at Tenant's cost and to recover from Tenant as damages:

                                    (a) The worth at the time of award of unpaid
                           Rent, Additional Rent and other sums due and payable which had been earned at the time of termination; plus

                                    (b) The  worth  at the  time of award of the
                           amount by which the unpaid Rent, Additional Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus

                                    (c) The  worth  at the  time of award of the
                           amount by which the unpaid Rent, Additional Rent and other sums due and payable for the balance or the term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus

                                    (d) Any other amount  necessary  which is to
                           compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom including, without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises.

                           The  "worth  at the  time of  award"  of the  amounts
                  referred to in Sections 24.2.2(a) and (b) is computed by allowing interest at the


                                       27




                  maximum interest rate allowed by law on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Section 24.2.2(c) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of Boston at the time of award plus one percent (1%). Tenant waives redemption or relief from forfeiture under any present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

                           24.2.3 Tenant  further  covenants as  additional  and
                  cumulative obligations after any such termination to pay punctually to Landlord all the sums and to perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if the Lease had not been terminated. In calculating the amount to be paid by Tenant pursuant to the preceding sentence Tenant shall be credited with any amount paid to Landlord under Section 24.2.2, and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all of Landlord's expenses in connection with such reletting.

       25. SUBORDINATION. Landlord represents that the Building and Lot are not currently encumbered by a mortgage. Unless Landlord exercises the option set forth below in this Section 25, this Lease shall be superior to and shall not be subordinate to any mortgage or other voluntary lien on the Premises. By notice to Tenant, which notice may be recorded by Landlord with the Norfolk Registry of Deeds and/or the Norfolk Registry District of the Land Court, Landlord shall have the option to unilaterally subordinate this Lease to the lien of any mortgage, deed of trust, ground lease or underlying lease now or hereafter in force against the Premises, and to all advances made or hereafter to be made upon the security thereof; provided that such subordination by Landlord shall not be effective unless Tenant receives an agreement from the holder of such mortgage or deed of trust or the landlord of such lease or ground lease, in such holder or landlord's customary form, not to disturb Tenant's possession of the Premises so long as Tenant is not in default under this Lease. Tenant shall execute and return to Landlord any subordination documents requested by Landlord or Landlord's mortgagee or landlord within ten (10) business days of Landlord's written request, it being understood, however, that Tenant's failure to so execute and return such documents shall not affect Landlord's ability to so subordinate this Lease.

         In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, Tenant shall attorn to the purchaser at any such


                                       28




foreclosure, or to the grantee of a deed in lieu of foreclosure, and recognize such purchaser or grantee as the Landlord under this Lease.

       26. SURRENDER OF POSSESSION. Upon expiration of the term of this Lease, Tenant shall promptly and peacefully surrender the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and tear excepted, all to the reasonable satisfaction of Landlord. If the Premises are not surrendered in accordance with the terms of this Lease, Tenant shall indemnify Landlord and its agents, employees, independent contractors, officers, directors, partners, and shareholders against any loss or liability including reasonable attorneys' fees and costs, and including liability to succeeding tenants, resulting from delay by Tenant in so surrendering the Premises. This indemnification shall survive termination of this Lease.

       27. NON-WAIVER. Waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition of this Lease.

       28. HOLDOVER. If Tenant shall, without the written consent of Landlord, hold over after the expiration of the term of this Lease, such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated as provided by applicable state law. During such tenancy, Tenant agrees to (a) pay to Landlord, each month, one hundred seventy-five percent (175%) of the Rent and Additional Rent payable by Tenant for the last month of the term of this Lease, (b) be bound by all of the terms, covenants and conditions herein specified, so far as applicable and (c) be liable to Landlord for any damages incurred by Landlord as a result of such holdover.

       29.        CONDEMNATION.

                  29.1 Substantial Taking. If twenty percent (20%) or more of the Premises or of such portions of the Building as may be required for the reasonable use of the Premises, are taken by eminent domain or sale under threat of condemnation by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority, and all Rent, Additional Rent, and other payments shall be paid to that date.

                  29.2 Partial Taking. In case of a taking of less than twenty percent (20%) of the Premises that does not materially adversely interfere with Tenant's operations, or a portion of the Building not required for the reasonable use of the Premises, this Lease shall continue in full force and effect, and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such reduction to be effective as of the date title to such portion vests in the condemning authority.


                                       29




                  29.3 Awards and Damages. Landlord reserves all rights to damages to the Premises for any partial or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right to claim and recover from the condemning authority compensation for any loss which Tenant may incur for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest) and Tenant's trade fixtures, provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

       30. NOTICES. All notices and demands which may be required or permitted to be given to either party hereunder shall be in writing, and shall be sent by United States mail, postage prepaid to the addresses set out in Section 1.5, and to such other person or place as each party may from time to time designate in a notice to the other. Notice shall be deemed given upon the earlier of actual receipt or seventy-two (72) hours after deposit in the United States mail, postage prepaid.

       31. MORTGAGE PROTECTION. Tenant agrees to give any mortgagee(s) and/or trust deed holder(s), by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such mortgagee(s) and/or trust deed holder(s). Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagee(s) and/or trust deed holder(s) shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any mortgagee and/or trust deed holder(s) has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

       32. COSTS AND ATTORNEYS' FEES. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent, Additional Rent or other payments hereunder, or possession of the Premises, the losing party shall pay the prevailing party a reasonable sum for attorneys' fees in such suit, at trial and on appeal, and such attorneys' fees shall be deemed to have accrued on the commencement of such action.



                                       30




       33. BROKERS. Tenant represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Fallon, Hines & O'Connor, Inc. and Peter Elliot LLC in the negotiating or making of this Lease, and Tenant agrees to indemnify and hold Landlord, its agents (including National Development Asset Management of New England Limited Partnership), employees, partners, directors, shareholders and independent contractors harmless from all liabilities, costs, demands, judgments, settlements, claims, and losses, including reasonable attorneys' fees and costs, incurred by Landlord in conjunction with any such claim or claims of any other broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease.

       34. LANDLORD'S LIABILITY. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not for the purpose of binding Landlord personally or the assets of Landlord but are made and intended to bind only the Landlord's interest in the Premises and Building, as the same may, from time to time, be encumbered and no personal liability shall at any time be asserted or enforceable against Landlord or its stockholders, officers or partners or their respective heirs, legal representatives, successors and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.

       35. ESTOPPEL CERTIFICATES. Tenant shall, from time to time, within twenty
(20) days of Landlord's written request, execute, acknowledge and deliver to Landlord or its designee a written statement stating: the date this Lease was executed and the date it expires; the date Tenant entered into occupancy of the Premises; the amount of Rent, Additional Rent and other charges due hereunder and the date to which such amounts have been paid; that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of any agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by Landlord have been satisfied (or specifying any such conditions that have not been satisfied); that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received (or specifying any such contributions that have not been received); that on this date there are no existing defenses or offsets which Tenant has against the enforcement of this Lease by Landlord; that no Rent has been paid more than one (1) month in advance; that no security has been deposited with Landlord (or, if so, the amount thereof); or any other matters evidencing the status of the Lease, as may be required either by a lender making a loan to Landlord to be secured by a deed of trust or mortgage against the Building, or a purchaser of the Building. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage



                                       31





upon Landlord's interest in the Building. If Tenant fails to respond within twenty (20) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

       36. FINANCIAL STATEMENTS. Within twenty (20) days after Landlord's request, which request may be made from time to time throughout the Lease Term, Tenant shall deliver to Landlord the then most current annual and quarterly financial statements of PLC Systems, Inc., the Guarantor of Tenant's obligations under this Lease, that PLC Systems, Inc. is required to file with the Securities and Exchange Commission.

       37. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer(s) of Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, and Tenant agrees to attorn to the transferee.

       38. RIGHT TO PERFORM. If Tenant shall fail to pay any sum of money, other than Rent and Additional Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) business days, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent. All sums paid by Landlord and all penalties, interest and costs in connection therewith, shall be due and payable by Tenant on the next day after such payment by Landlord, together with interest thereon at the maximum rate of interest permitted by law from such date to the date of payment thereof, by Tenant to Landlord, plus collection costs and attorneys' fees.

       39.  INTENTIONALLY OMITTED

       40. SALES AND AUCTIONS. Tenant may not display or sell merchandise outside the exterior walls and doorways of the Premises and may not use such areas for storage, except that, subject to Tenant obtaining any municipal approvals that may be required for the same, Tenant shall be permitted to utilize storage trailers at the rear of the Premises at the loading docks that exclusively serve the Premises. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises an advertising medium which may be heard or seen outside the



                                       32




Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

       41. NO ACCESS TO ROOF. Tenant shall have no right of access to the roof of the Premises or the Building and shall not install, repair or replace any aerial, fan, air conditioner or other device on the roof of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any aerial, fan, air conditioner or device installed with such written consent shall be maintained by Tenant in good condition and shall be subject to removal by Landlord, at Tenant's expense, without notice, at any time. Tenant shall also be responsible for reimbursing Landlord for any repairs and restoration to the roof or Building resulting from the installation or removal of such items on the roof.

       42. SECURITY. Tenant hereby agrees to the exercise by Landlord and its agents and employees, within their reasonable discretion and to the extent in accordance with law, of such security measures as, but not limited to, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause or for drill purposes, the denial of any access to the Building and other similarly related actions that it deems necessary to prevent any threat of property damage or bodily injury. The exercise of such security measures by Landlord, its beneficiaries and their agents and employees, and the resulting interruption of service and cessation of Tenant's business, if any, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord, its beneficiaries and their agents and employees, liable to Tenant for any resulting damages or relieve Tenant from Tenant's obligations under this Lease.


       43. AUTHORITY OF TENANT. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of said corporation or partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation or partnership, and that this Lease is binding upon said corporation or partnership.

       44. NO ACCORD OR SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent and other sums due hereunder shall be deemed to be other than on account of the earliest rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sum or pursue any other remedy provided in this Lease.


                                       33





       45. MODIFICATIONS FOR LENDER. If in connection with obtaining financing for the Building or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay, or defer its consent to such modification provided such modifications do not materially adversely affect Tenant's rights hereunder.

       46. PARKING. Tenant shall have the right to use Tenant's Percentage Share of the parking spaces in common with other tenants of the Building upon such terms and conditions, including, the imposition of a reasonable parking charge, if the same is established by Landlord at any time during the term of this Lease. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in use of the parking facilities. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming overburdened and to allocate and assign parking spaces among Tenant and other tenants, and to reconfigure the parking area and modify the existing ingress to and egress from the parking area as Landlord shall deem appropriate; provided, however, that Landlord shall not reduce (other than due to temporary conditions) the number of spaces currently on the Lot below the number required under the Zoning By-law of the Town of Franklin.

       47. EXTERIOR SIGNS. Tenant shall place no signs in the common areas or upon the outside walls or roof of the Building or elsewhere on the Premises except with the prior written consent of the Landlord. Subject to Landlord's approval of the actual style and dimensions of the same and to the compliance of such sign with the Zoning By-law of the Town of Franklin, Tenant shall have the right to install, at Tenant's sole cost and expense, one "in ground" sign in the front of the Building at a location to be designated by Landlord. Any and all signs placed on or about the Premises or the Lot by Tenant shall comply with Landlord's rules and regulations governing such signs, and all governmental laws and Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of such signs. Tenant shall remove any of its signs upon the termination of this Lease and repair any damage caused by the sign installation or removal and, if Tenant fails to do so, Landlord shall have the right to remove the signs and make such repairs at Tenant's expense. Landlord shall also list Tenant's name on the marquee sign at the entrance to the Lot in a style similar to other tenants of the Building.

       48. FORGE PARK COVENANTS AND RESTRICTIONS; RULES AND REGULATIONS. Tenant agrees to comply with the Forge Park Covenants and Restrictions set forth in Exhibit C.

         Tenant agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of the Building and parking and other common areas. Such rules may include but shall not be limited to


                                       34




the following: (1) the restricting of employee parking to a limited, designated area or areas; and (2) regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants of the Building.

       49.        GENERAL PROVISIONS.

                  49.1 Acceptance. This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

                  49.2 Joint Obligation. If there be more than one Tenant, the obligations hereunder imposed shall be joint and several.

                  49.3 Marginal Headings, Etc. The marginal headings, Table of Contents, lease summary sheet and titles to the articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  49.4 Choice of Law. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located.

                  49.5 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, inure to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

                  49.6 Recordation. Neither Landlord nor Tenant shall record this Lease, but a short-form memorandum hereof may be recorded at the request of Landlord.

                  49.7 Quiet Possession. Upon Tenant's paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

                  49.8 Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.



                                       35



                  49.9 Partial Invalidity. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision(s) shall remain in full force and effect.

                  49.10 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

                  49.11 Entire Agreement. This Lease contains the entire agreement of the parties hereto and supersedes any previous representations, inducements, promises or agreements, oral or otherwise, between the parties. Any amendment to this Lease shall be effective only if evidenced by a written instrument executed by the parties.

                  49.12 Exhibits. All exhibits and addenda attached hereto are incorporated herein by this reference.

       50. TENANT'S RIGHT OF SECOND OFFER TO LEASE SPACE IN BUILDING. Provided that Tenant is not in default beyond the expiration of applicable cure periods under this Lease at the time that "Landlord's Notice" (defined herein) is given and provided that the original Tenant hereunder is then in occupancy of the entire Premises, in the event that after July 1, 1996 Landlord desires to lease space in the building to third parties, Landlord shall, prior to marketing such space and after the expiration of the rights of Extraction Systems, Inc. and/or CARR Separations, Inc., (or their assignees) to lease such space, give Tenant notice ("Landlord's Notice") of the availability of such space and the terms and conditions on which Landlord is willing to lease such space; it being understood an agreed that Tenant's rights to lease such space shall be subordinate to the rights of Extraction Systems, Inc. and CARR Separations, Inc. to lease such space. If (a) Tenant shall not give Landlord notice of Tenant's desire to lease such space within five (5) business days after Landlord's Notice or (b) the parties shall not execute and deliver an amendment to this Lease adding such space to the Premises in a mutually acceptable form within thirty (30) days after Tenant gives such notice, Landlord shall be free to lease such space to any other party at any time and from time-to-time thereafter.

         IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals the day and year first above written.

                                                   LANDLORD:

Attest:                                            AETNA LIFE INSURANCE COMPANY



                                       36




                                                   By
- ------------------------                             --------------------------
                                                     Its
                                                        -----------------------


                                                   TENANT:

Attest:                                            PLC MEDICAL SYSTEMS, INC.


                                                   By
- --------------------------                           --------------------------
                                                     Its
                                                        -----------------------

223905




                                       37





                                    EXHIBIT A

                              PLAN OF THE PREMISES

                                (to be attached)











                                    EXHIBIT B

                          LEGAL DESCRIPTION OF THE LOT

                                (to be attached)









                                    EXHIBIT C

                  Attach Forge Park Covenants and Restrictions















                                                     EXHIBIT D

                                   [Attach List of Tenant's Hazardous Materials]